UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  ------------

                                  July 31, 2003
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                Date of Report (Date of earliest event reported)

                                  Revlon, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

        Delaware                  1-11178               13-3662955
     -------------------- ------------------------ -------------------------
     (State or Other       (Commission File No.)   (I.R.S. Employer
     Jurisdiction of                                 Identification
     Incorporation)                                  No.)

     625 Madison Avenue
     New York, New York                                   10022
     ----------------------------------- ---------------------------------
     (Address of Principal                              (Zip Code)
     Executive Offices)

                                 (212) 527-4000
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              (Registrant's telephone number, including area code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)






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Item 12.          Results of Operations and Financial Condition.

                  On July 31, 2003, Revlon, Inc. issued a press release announcing its earnings for the fiscal quarter ended June 30, 2003. The press release is attached hereto as Exhibit 99.1.



                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 31, 2003


                           REVLON, INC.


                           By:  /s/ Robert K. Kretzman
                           ---------------------------
                           Robert K. Kretzman
                           Senior Vice President, General Counsel
                           and Secretary


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



                                  EXHIBIT INDEX



Exhibit
Number            Description
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99.1              Press Release, dated July 31, 2003, issued by Revlon, Inc.


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